SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)            August 16, 2004

GE Capital Credit Card Master Note Trust
RFS Holding, L.L.C.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-107495, 333-107495-02	57-1173164 (RFS Holding, L.L.C.) 20-0268039 (GE Capital Credit Card Card Master Note Trust)
(Commission File Number)	(I.R.S. Employer Identification No.)

1600 Summer Street, Stamford, Connecticut	06927
(Address of Principal Executive Offices)	(Zip Code.)

(203) 585-6669
(Registrant’s Telephone Number, Including Area Code)

No Change
(Former Name or Former Address, if Changed Since Last Report)

Item 8.01. Other Events.

In no-action letters issued to a variety of issuers of asset-backed securities, whose principal assets are receivables generated under consumer credit accounts, the Division of Corporation Finance has stated that it would not raise any objection if specified information was filed monthly on Form 8-K in lieu of quarterly reports on Form 10-Q. In reliance particularly on the letter relating to Private Label Credit Card Master Trust, HRSI Funding Inc. (May 20, 1992), RFS Holding, L.L.C., on behalf of itself and its co-registrant GE Capital Credit Card Master Note Trust, has adopted this monthly reporting procedure and is filing this and other monthly reports on Form 8-K in lieu of quarterly reports on Form 10-Q.

Item 9.01. Financial Statements and Exhibits.

(a)  Not applicable
(b)  Not applicable
(c)  Exhibits.

Exhibit No.	Document Description

99.1	Monthly Noteholder’s Statement for GE Capital Credit Card Master Note Trust, Series 2004-1, for August 16, 2004 Payment Date

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RFS Holding, L.L.C., as
Co-Registrant, and as depositor on behalf of
GE CAPITAL CREDIT CARD MASTER NOTE TRUST, as Co-Registrant

Dated: August 23, 2004	By:	/s/ Melissa Hodes
Name: Melissa Hodes
Title: Vice President

INDEX TO EXHIBITS

Exhibit No.	Document Description	Sequential Page No.

99.1	Monthly Noteholder’s Statement	1-8

GE Capital Credit Card Master Note Trust, Series 2004-1, for August 16, 2004 Payment Date